UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2008

VISION INDUSTRIES CORP.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-146209	14-1908451
(Commission File Number)	(IRS Employer Identification No.)

22525 Pacific Coast Highway, No. 101

Malibu, California  90265

 (Address of principal executive offices and zip code)

(310) 456-7300

 (Registrant’s telephone number including area code)

Cheetah Consulting, Inc.

6860 Gulfport Blvd. South, #161

St. Petersburg, Florida 33707

 (Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A amends Cheetah Consulting, Inc.’s Current Report on Form 8-K dated December 15, 2008 and Amendment No. 1 on Form 8-K/A dated December 15, 2008, for the purpose of including Section 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year as follows:

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 15, 2008, the Articles of Incorporation have been amended as follows:

Article I amended changing the corporate name as follows:

The name of the corporation shall be Vision Industries Corp. and shall be governed by Title XXXVI Chapter 607 of the Florida Statutes.

Article III amended changing the capital structure as follows:

The total authorized capital stock of the corporation shall be Five Hundred Million (500,000,000) shares of $.001 par value common stock all or any part of which capital stock may be paid for in cash, property or in labor and services at a fair valuation to be fixed by the Board of Directors.  Such stock may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time tot time by the Board of Directors.  Shares so issued, the full consideration for which has been paid or delivered shall be deemed the fully paid up stock and the holder of such shares shall not be liable for any further payment thereof.  Each share of stock shall have voting privileges and will be eligible for dividends.

There shall be one (1) class of blank check preferred stock.  The amount, value, dividends and any other privileges attached to said preferred stock shall be determined by the Board of Directors.

Article IV amended changing the address as follows:

The principal office of the corporation shall be: 22525 Pacific Coast Highway, No. 101, Malibu, California  90265, located in Los Angeles County, State of California. The corporation shall have the power to establish other offices both within and without the State of Florida.

Articles VIII and IX amended stating the New Directors and Officers a follows:

Lawrence Weisdorn 22525 Pacific Coast Highway Suite 101 Malibu, CA 90265	Chairman of the Board of Directors/Secretary/Treasurer
Martin Schuermann 22525 Pacific Coast Highway Suite 101 Malibu, CA 90265	Director/President
Donald Hejmanowski 22525 Pacific Coast Highway Suite 101 Malibu, CA 90265	Director

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description
3(iv)	Articles of Amendment to Articles of Incorporation
10	Agreement Filed on December 29, 2008 as Exhibit 10 to the Company’s Form 8-K dated December 15, 2008 and incorporated herein by reference
99.1	Employment Agreement – Lawrence Weisdorn Filed on December 29, 2008 as Exhibit 99.1 to the Company’s Form 8-K dated December 15, 2008 and incorporated herein by reference
99.2	Employment Agreement – Donald Hejmanowski Filed on December 29, 2008 as Exhibit 99.2 to the Company’s Form 8- K dated December 15, 2008 and incorporated herein by reference
99.3	Employment Agreement – Martin Schuermann Filed on December 29, 2008 as Exhibit 99.3 to the Company’s Form 8-K dated December 15, 2008 and incorporated herein by reference

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEETAH CONSULTING, INC.

Dated: January 9, 2009	By:	/s/ LAWRENCE WEISDORN
Name: Lawrence Wesidorn Title: Chairman and Chief Operating Officer